UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d)

OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): May 31, 2022

QUIDELORTHO CORPORATION

(Exact name of Registrant as specified in its Charter)

Delaware	001-41409	87-4496285
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

9975 Summers Ridge Road, San Diego, California 92121

(Address of principal executive offices, including zip code)

(858) 552-1100

(Registrant’s telephone number, including area code)

N/A

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the Registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.12a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $0.001 Par Value	QDEL	The Nasdaq Stock Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Exchange Act (§240.12b-2 of this chapter).

Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 5.02	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

As previously disclosed, on May 27, 2022, pursuant to a Business Combination Agreement entered into as of December 22, 2021, by and among Quidel Corporation, Ortho Clinical Diagnostics Holdings plc, QuidelOrtho Corporation (formerly Coronado Topco, Inc.) (the “Company”), Orca Holdco, Inc., Laguna Merger Sub, Inc., and Orca Holdco 2, Inc., Quidel and Ortho consummated a business combination (the “Combinations”).

Base Salaries and Target Bonus Opportunity

In connection with the consummation of the Combinations, on May 31, 2022, the Compensation Committee of the Board of Directors of the Company (the “Compensation Committee”) approved increases to the following executive officers’ base salaries and target bonus opportunities for fiscal year 2022, effective June 1, 2022:

Executive Officer	Base Salary	Target Bonus Opportunity
Joseph M. Busky	$550,000	75% of base salary
Michelle A. Hodges	$500,000	No change
Michael S. Iskra	$550,000	75% of base salary

Equity Awards

Also on May 31, 2022, the Compensation Committee approved the grant of equity awards to the following executive officers pursuant to the Company’s Amended and Restated 2018 Equity Incentive Plan:

Executive Officer	Equity Award Value
Douglas C. Bryant	$1,019,000
Joseph M. Busky	$2,000,000
Michael S. Iskra	$2,000,000

Mr. Bryant’s equity award will be granted in the form of performance-based restricted stock units and will be subject to time-based vesting, as well as milestones based on the achievement of certain revenue and cost synergy goals, which will be approved by the Board of Directors or the Compensation Committee.

Mr. Busky and Mr. Iskra’s equity awards were granted as a combination of non-qualified stock options and time-based restricted stock units (as selected by the executive officer) on June 1, 2022. The awards will vest in three annual installments on the first, second and third anniversary of the grant date.

SIGNATURES

Pursuant to the requirements of the Exchange Act, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: June 6, 2022

QUIDELORTHO CORPORATION

By:	/s/ Phillip S. Askim
Name:	Phillip S. Askim
Its:	Secretary